MML SERIES INVESTMENT FUND

MML Focused Equity Fund

Supplement dated June 14, 2016 to the

Summary Prospectus dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective immediately, the following information replaces similar information under the heading Portfolio Managers in the section titled Management:

Robert M. Levy, CFA is the Chairman, the Chief Investment Officer of U.S. Equity, and a Portfolio Manager at Harris. He has managed the Fund since its inception (December 2011). Due to his retirement, effective January 1, 2017, Mr. Levy will no longer be a portfolio manager of the Fund. In anticipation of his retirement, effective June 30, 2016, Mr. Levy will no longer be Chairman of Harris.

Anthony P. Coniaris, CFA is the Co-Chief Executive Officer, a Portfolio Manager, and a U.S. Investment Analyst at Harris. He has managed the Fund since May 2015. Effective June 30, 2016, Mr. Coniaris will become Co-Chairman of Harris.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FE-16-01

MML SERIES INVESTMENT FUND

Supplement dated June 14, 2016 to the

Prospectus dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective immediately, the following information replaces similar information found on page 15 for the MML Focused Equity Fund under the heading Portfolio Managers in the section titled Management:

Robert M. Levy, CFA is the Chairman, the Chief Investment Officer of U.S. Equity, and a Portfolio Manager at Harris. He has managed the Fund since its inception (December 2011). Due to his retirement, effective January 1, 2017, Mr. Levy will no longer be a portfolio manager of the Fund. In anticipation of his retirement, effective June 30, 2016, Mr. Levy will no longer be Chairman of Harris.

Anthony P. Coniaris, CFA is the Co-Chief Executive Officer, a Portfolio Manager, and a U.S. Investment Analyst at Harris. He has managed the Fund since May 2015. Effective June 30, 2016, Mr. Coniaris will become Co-Chairman of Harris.

Effective June 1, 2016, the following information replaces the information found on page 71 of the Prospectus under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund for the MML Total Return Bond Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II		Service Class I
Management Fee(1)	.40%		.40%
Distribution and Service (Rule 12b-1) Fees	N/A		.25%
Other Expenses(1)	.21%		.21%
Total Annual Fund Operating Expenses	.61%		.86%
Expense Reimbursement	(.01%	)	(.01%	)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.60%		.85%

(1)	Management Fees and Other Expenses have been restated to reflect current fees.

(2)

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .60% and .85% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$61	$194	$339	$761
Service Class I	$87	$273	$476	$1,060

Effective June 1, 2016, the following information supplements similar information on page 79 of the Prospectus in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies for the MML Equity Income Fund:

MML Equity Income Fund. Effective June 1, 2016, MML Advisers has agreed to voluntarily waive .03% of its management fees through April 30, 2017. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective immediately, the following information replaces similar information found on pages 96-97 for Harris Associates L.P. (“Harris”) related to the MML Focused Equity Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Robert M. Levy, CFA

is primarily responsible for the day-to-day management of the MML Focused Value Fund. Mr. Levy is the Chairman, the Chief Investment Officer of U.S. Equity, and a Portfolio Manager of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc. Due to his retirement, effective January 1, 2017, Mr. Levy will no longer be a portfolio manager of the Fund. Effective June 30, 2016, Mr. Levy will no longer be Chairman of Harris.

Anthony P. Coniaris, CFA

is a portfolio manager of the MML Focused Value Fund. Mr. Coniaris is the Co-Chief Executive Officer, a Portfolio Manager, and a U.S. Investment Analyst at Harris. He joined Harris in 1999. Effective June 30, 2016, Mr. Coniaris will become Co-Chairman of Harris. Effective January 1, 2017, Mr. Coniaris will become primarily responsible for the day-to-day management of the Fund.

Effective immediately, the following information replaces similar information found on page 99 for Rainier Investment Management, LLC (“Rainier”) related to the MML Large Cap Growth Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Rainier Investment Management, LLC (“Rainier”), located at 601 Union Street, Seattle, Washington 98101, manages the investments of the MML Large Cap Growth Fund. Rainier is a majority owned operating affiliate of Manning & Napier. As of December 31, 2015, Rainier managed approximately $3.3 billion in assets. The Fund is team managed, with all members of Rainier’s U.S. Equity Portfolio management team providing investment insight and analysis. Mark H. Dawson is the lead portfolio strategist for the Fund, and Michael Emery is also primarily responsible for the day-to-day management of the Fund’s portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-16-02

MML SERIES INVESTMENT FUND

Supplement dated June 14, 2016 to the

Statement of Additional Information dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective immediately, the following information replaces similar information for Rainier Investment Management, LLC on page B-63 under the heading Subadvisers in the section titled Investment Advisory and Other Service Agreements:

Rainier

MML Advisers has also entered into a Subadvisory Agreement with Rainier pursuant to which Rainier serves as MML Large Cap Growth’s subadviser, providing day-to-day management of the Fund’s investments. Rainier is located at 601 Union Street, Seattle, Washington 98101. Rainier is a majority owned operating affiliate of Manning & Napier. As of December 31, 2015, Rainier managed approximately $3.3 billion in assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L7352-16-02